Trade and other receivables	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Trade and other receivables
25. Trade and other receivables

	2021 £m	2020 £m
Trade receivables, net of loss allowance	6,246	5,549

Accrued income	12	13

Prepayments	315	359

Interest receivable	3	3

Employee loans and advances	18	11

Other receivables	1,266	1,017
	7,860	6,952

Trade receivables included £nil (2020 – £nil) due from associates and joint ventures. Other receivables included £nil (2020 – £nil) due from associates and joint ventures.

Loss allowance - trade receivables	2021 £m	2020 £m
At 1 January	151	130

Exchange adjustments	(3)	(4)

Charge for the year	52	41

Subsequent recoveries of amounts provided for	(39)	(8)

Utilised	(11)	(8)
At 31 December	150	151
Of the total trade receivables balance, £86 million (2020 – £50 million) was considered credit impaired, against which a £4 million (2020 – £20 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.
Within the other receivables of £1,266 million (2020 – £1,017 million), £553 million (2020 – £402 million) was classified as financial assets of which £nil (2020 – £nil) was classified as fair value through profit and loss. On the remaining balance of £553 million (2020 – £402 million), an expected credit loss allowance of £5 million (2020 – £6 million) was recognised at 31 December 2021 with no charge reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note 43
.